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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                       Securities and Exchange Commission

                             Washington, D. C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 17, 2002



                               Exide Technologies
               (Exact name of registrant as specified in charter)


        Delaware                      1-11263                       23-0552730
(State of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)


                               210 Carnegie Center
                                    Suite 500
                           Princeton, New Jersey 08040
                     (Address of principal executive office)

               Registrant's telephone number, including area code:
                                 (609) 627-7200


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other.

       On September 17, 2002 the Board of Directors of Exide Technologies ("Company") elected Daniel W. Miller, age 52, to be a director of the Company and increased the membership of the Board to nine.

       Mr. Miller has served since 1997 as President and Chief Executive Officer of Russell-Stanley Holdings, Inc., a manufacturer of plastic and steel containers and provider of related services, and recently led that company through the restructuring of its capital and a change of ownership. From 1994 to 1997 Mr. Miller was a Managing Director of Vestar Resources, Inc., an affiliate of Vestar Capital Partners, Inc., an investment banking firm, and from 1985 to 1990 held various executive financial positions with Forstmann Little & Co., an investment banking company specializing in management buyouts.




                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      EXIDE TECHNOLOGIES

                                                      By: /s/ IAN J. HARVIE
                                                          -----------------
                                                      Ian J. Harvie
                                                      Vice President and
                                                      Controller

Date:  October 8, 2002

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